                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                              ---------------------

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2003

                          IN STORE MEDIA SYSTEMS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

         000-28515                                        84-1249735
         ---------                                        ----------
 (Commission File Number)                      (IRS Employer Identification No.)

15423 EAST BATAVIA DRIVE
AURORA, COLORADO                                              80011
----------------                                              -----
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (303) 364-6550
                                                           --------------

Item 5.           Other Events and Regulation FD Disclosure.

         The Company has been unable to complete and file its most recent quarterly reports on Form 10-QSB and Annual Reports on Form 10-KSB as a result of its bankruptcy filing in November 2002. The Company is electing to voluntarily file the monthly reports required to be filed with the U.S. Trustee pursuant to the U.S. Bankruptcy Code, including monthly financial statements. These financial statements are not audited and have not been reviewed or compiled by independent auditors, and therefore are not be prepared in accordance with generally accepted accounting principles. However, the management of the Company believes that the financial statements accurately reflect the financial condition of the Company.

Item 7.    Financial Statements and Exhibits.

         99.1 Monthly Financial Report to the U.S. Trustee for the period May 1, 2003 to May 31, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2003

IN STORE MEDIA SYSTEMS, INC.

By: /s/DONALD P. UHL
    ----------------
Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------------------------------------------------------------------------
99.1 Monthly Financial Report to U.S. Trustee for the period May 1, 2003 to May 31, 2003
--------------------------------------------------------------------------------

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                 MONTHLY FINANCIAL REPORT
                                                                     CHAPTER 11
================================================================================
CASE NUMBER: 02-28289 EEB

For Period: May 1 to May 31, 2003

                  COVER SHEET
                  -----------

           Accounting Method Used:         [ X ] Accrual Basis [ ] Cash Basis

--------------------------------------------------------------------------------

                        THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH
                        -----------------------------------------------------

                                       Debtor must attach each of the following reports/documents unless the U.S.
                                       Trustee has waived the requirement in writing.  File the original with the
Mark One Box for Each                  Clerk of Court.  Submit a duplicate, with original signature, to the U.S.
  Required Document                    Trustee.
----------------------- -------------- ------------------------------------------------------------------------------
   Report/Document       Previously                             REQUIRED REPORTS/DOCUMENTS
       Attached            Waived
----------------------- -------------- ------------------------------------------------------------------------------

        [ X ]                [ ]       Cash Receipts and Disbursements Statement (Form2-B)

        [ X ]                [ ]       Supporting Schedules (Form 2-C)

        [ X ]                [ ]       Balance Sheet (Form 2-D)

        [ X ]                [ ]       Profit and Loss (Form 2-E)

        [ X ]                [ ]       Quarterly Fee Summary (Form 2-F)

        [ X ]                [ ]       Narrative (Form 2-G)

        [ X ]                [ ]       Bank Statements for All Bank Accounts

        [ X ]                [ ]       Bank Statement Reconciliations for All Bank Accounts

----------------------- -------------- ------------------------------------------------------------------------------

I DECLARE UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY FINANCIAL REPORT, AND ANY ATTACHMENTS THERETO, ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

Executed on: June 11, 2003            Debtor(s): In Store Media Systems, Inc.

                                      By:

                                      Position: Chief Financial Officer (Acting)

                                                                        FORM 2-A
                                                                   Rev. 10/01/01

DEBTOR:  IN STORE MEDIA SYSTEMS, INC.                 CASE NO:  02-28289 EEB
         ----------------------------                           -------------

                                    NARRATIVE
                                    ---------

                        FOR PERIOD MAY 1 TO MAY 31, 2003

1. THE DEBTOR HAS BEGUN FINAL TERM SHEET NEGOTIATIONS WITH ACCLAIM FINANCIAL GROUP. THE DEBTOR HAS DECIDED TO TERMINATE THE PREVIOUSLY DISCUSSED CANADIAN RELATIONSHIP. THE DEBTOR IS ESTABLISHING AN INTERIM "DIP" LOAN AND EQUITY FUNDING AND WILL BE REQUESTING COURT APPROVAL IN JUNE.
2. THE DEBTOR CONTINUES TO PROCESS THROUGH ITS LEGAL COUNSEL, ITS LITIGATION AGAINST LET'S GO SHOPPING ET AL.
3. IN THE MAY, THE DEBTOR RECEIVED A SHORT-TERM LOAN FROM A DIRECTOR TO SUPPORT COMPANY ACTIVITY UNTIL SUCH TIME AS AN INTERIM FUNDING PROGRAM CAN BE IMPLEMENTED.
4. THERE IS A HEARING SCHEDULED FOR EARLY JUNE TO CONVERT THE DEBTOR FROM A CHAPTER 11 TO A CHAPTER 7. THE DEBTOR WILL BE PREPARED TO PRESENT EVIDENCE AND WITNESSES TO PROPERLY SUPPORT ITS POSITION THAT IT SHOULD NOT BE CONVERTED. (THE DEBTOR WAS SUCCESSFUL AT THE HEARING AND THE CONVERSION MOTION WAS DISMISSED.)

     DEBTOR: IN STORE MEDIA SYSTEMS, INC.                  CASE NO. 02-28289 EEB
     ------------------------------------                  ---------------------

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

           AS OF MAY 31, 2003

           CASH RECONCILIATION

   1. Beginning Cash Balance (Ending Cash                             $1,311.03
                                  Balance
                from last month's report)

     2. Cash Receipts (From Cash Receipts                             $3,000.00
                                  Journal
                            on next page)

         3. Cash Disbursements (From Cash                             $2,289.03
                            Disbursements
                    Journal on next page)

   4. Net Cash Flow (Line 2 minus Line 3)                               $710.97

     5. Ending Cash Balance (To Form 2-D)                             $2,022.00
                                                                ================

                          CASH SUMMARY - ENDING BALANCE

                                                   AMOUNT            FINANCIAL
                                                                    INSTITUTION

                               Petty Cash            $0.00
             Regular Checking - Operating         $1,746.95          Wells Fargo
               Regular Checking - Payroll           $275.05          Wells Fargo
                   Short-Term Investments             $0.00          Wells Fargo

     TOTAL (Must agree with line 5 above)         $2,022.00
                                                ============

 CASH RECEIPTS
      AND
 DISBURSEMENTS
   STATEMENT

FOR PERIOD MAY
 1 TO MAY 31,
     2003

 CASH RECEIPTS
    JOURNAL

           DATE                  DESCRIPTION (SOURCE)                  AMOUNT
           ----                  --------------------                  ------
      OPERATING
        ACCOUNT
       ACTIVITY
       05/16/03                     Director Loan                      $3,000.00

          TOTAL
      OPERATING
        ACCOUNT
       ACTIVITY
     (RECEIPTS)                                                        $3,000.00

        PAYROLL
        ACCOUNT
       ACTIVITY

  TOTAL PAYROLL
        ACCOUNT
       ACTIVITY
     (RECEIPTS)                                                            $0.00
                            Total Cash Receipts (to line 2 of
                                         Cash Reconciliation)          $3,000.00

     CASH
 DISBURSEMENTS
    JOURNAL

           DATE   CK NOS.                                  PAYEE      DESCRIPTION (PURPOSE)                AMOUNT
           ----   -------                                  -----      ---------------------                ------
      OPERATING
        ACCOUNT
       ACTIVITY
       05/05/03    Bk Debit                     Wells Fargo Bank              Service Charges                 $19.01
       05/15/03       18083                   Freund Investments                         Rent                $500.00
       05/15/03       18084                         Kelly McGrew               Contract Labor                $200.00
       05/15/03       18085                     William P. Stelt               Contract Labor                $100.00
       05/27/03       18086                   Allegiance Telecom                    Telephone                $296.40
       05/27/03       18087             Corporate Stock Transfer               Transfer Agent                 $79.42
       05/27/03       18088                            Inter-Tel       Telephone System Lease                $389.41
       05/27/03       18089                             Univance                    Telephone                $124.77
       05/27/03       18090                          Xcel Energy                    Utilities                $478.17
       05/27/03       18091                    id Communications                     Internet                 $92.85

          TOTAL                                                                                            $2,280.03
      OPERATING
        ACCOUNT
       ACTIVITY
(DISBURSEMENTS)

        PAYROLL
        ACCOUNT
       ACTIVITY
       05/06/03    Bk Debit                     Wells Fargo Bank              Service Charge                   $9.00

  TOTAL PAYROLL
        ACCOUNT
       ACTIVITY                                                                                                $9.00

                                    Total Cash Disbursements (to
                                  line 3 of Cash Reconciliation)                                           $2,289.03
                                                                                             ========================

                               Less: Intra Company Disbursements                                               $0.00

                             Net Disbursements (to Schedule 2 F)                                           $2,289.03
                                                                                             ========================

     DEBTOR: IN STORE MEDIA SYSTEMS, INC.                  CASE NO. 02-28289 EEB
     ------------------------------------                  ---------------------

          SUPPORTING SCHEDULES

    FOR PERIOD MAY 1 TO MAY 31, 2003

  POST-PETITION TAXES PAYABLE SCHEDULE
  ------------------------------------

 THE DEBTOR PAYS ALL TAXES AT THE TIME OF
        PAYROLL PROCESSING TO ITS PAYROLL
       SERVICE (WELLS FARGO EXPRESS PAY).
    PAYMENTS ARE MADE BY ACH TRANSFER THE
   DAY BEFORE THE PAYROLL IS DUE.  DEBTOR
             PAYS PAYROLL ON THE 15TH AND
     END OF MONTH THEREFORE AT THE END OF
      EACH MONTH, THE DEBTOR HAS PAID ALL
PAYROLL TAXES DUE TO THE PAYROLL SERVICE.

                                              BEG BALANCE*      ADDITIONS    PMTS/DEPOSITS    DATE PAID     CHECK NO.    END BALANCE
                      Income Tax Withheld
                                  Federal            $0.00                                                                   $0.00
                                    State            $0.00                                                                   $0.00

        FICA Tax Withheld (SS & Medicare)            $0.00                                                                   $0.00
      Employer's FICA Tax (SS & Medicare)            $0.00                                                                   $0.00

                        Unemployment Tax:
                                  Federal            $0.00                                                                   $0.00
                                    State            $0.00                                                                   $0.00

                Sales, Use & Excise Taxes            $0.00                                                                   $0.00

                           Property Taxes            $0.00                                                                   $0.00

                      Accrued Income Tax:
                                  Federal            $0.00                                                                   $0.00
                                    State            $0.00                                                                   $0.00
                                   Other:            $0.00                                                                   $0.00

    TOTALS (Post Petition End Bal to Form
                                     2-D)            $0.00          $0.00         $0.00                                      $0.00

    * For first report, Beginning Balance
        will be $0; thereafter, Beginning
      Balance will be Ending Balance from
                            prior report.

           INSURANCE SCHEDULE
           ------------------

                                              CARRIER/AGENT       AMT OF COVERAGE    POLICY EXP DATE   PREM PAID DATE
                                                                 Cancelled as of
                    Workers' Compensation              Hartford 1/1/03 No Employees

                        General Liability  Accordia Wells Fargo       $1,000,000.00                          12/31/03
                                 Property  Accordia Wells Fargo          $20,000.00                          12/31/03

                                  Vehicle                   N/A                 N/A              N/A              N/A

                                  Other

     DEBTOR: IN STORE MEDIA SYSTEMS, INC.                  CASE NO. 02-28289 EEB
     ------------------------------------                  ---------------------

          SUPPORTING SCHEDULES

    FOR PERIOD MAY 1 TO MAY 31, 2003

 ACCOUNTS RECEIVABLE AND POST PETITION
 -------------------------------------
              PAYABLE AGING
              -------------

                                                                                POST PETITION
                               DUE                     ACCOUNTS REC            ACCOUNTS PAYABLE
                            Under 30 Days                    $0.00                    $9,607.91
                            30 to 60 Days                    $0.00                    $4,771.87
                            61 to 90 Days                    $0.00                    $1,869.36
                           91 to 120 Days                    $0.00                      $964.87
                            Over 120 Days

                      Total Post Petition                    $0.00            xxxxxxxxxxxxxxxxx

                        Pre Petition Amts                    $0.00            xxxxxxxxxxxxxxxxx

                Total Accounts Receivable                    $0.00            xxxxxxxxxxxxxxxxx
                   Less: Bad Debt Reserve                    $0.00            xxxxxxxxxxxxxxxxx
    Net Accounts Receivable (To Form 2-D)                    $0.00            xxxxxxxxxxxxxxxxx

     Total Post Petition Accounts Payable                                            $17,214.01
                            (To Form 2-D)

 SCHEDULE OF PAYMENTS TO ATTORNEYS AND
 -------------------------------------
           OTHER PROFESSIONALS
           -------------------
                                                                   DATE OF            ESTIMATED
                                              AMT PAID         COURT APPROVAL       BALANCE DUE*

                         Debtor's Counsel        $25,000.00   Pre-Petition Retainer     $7,484.98
     Counsel for Unsecured Creditors' Com             $0.00
                        Trustee's Counsel             $0.00
                               Accountant             $0.00
        Other: Debtor's Corporate Counsel        $25,000.00   Pre-Petition Retainer     $8,595.95

         *Balance due to include fees and expenses incurred but not yet paid.

 SCHEDULE OF PAYMENTS AND TRANSFERS TO
 -------------------------------------
         PRINCIPALS/EXECUTIVES**
         -----------------------

               PAYEE NAME                     POSITION        NATURE OF PAYMENT        AMOUNT

     **List payments and transfers of any
  kind and in any form made to or for the
        benefit of any proprietor, owner,
partner, shareholder, officer or director.

     DEBTOR: IN STORE MEDIA SYSTEMS, INC.                  CASE NO. 02-28289 EEB
     ------------------------------------                  ---------------------


    BALANCE SHEET - AS OF MAY 31, 2003

                  ASSETS

                           Current Assets:
              Cash (From Form 2-B, line 5)                                        $2,022.00
                       Accounts Receivable                                            $0.00
                                 Inventory                                            $0.00
                     Other Current Assets:                                      $118,032.00
                                                                                -----------

                                              Total
                                            Current
                                             Assets                                                $120,054.00
                                                                                                   -----------

                            Fixed Assests:
                                      Land                                            $0.00
                    Leasehold Improvements                                       $55,228.28
                Equipment, Furn & Fixtures                                      $256,971.82
                                              Total
                                              Fixed
                                             Assets                             $312,200.10
            Less: Accumulated Depreciation                                    ($183,370.00)
                                                Net
                                              Fixed
                                             Assets                                                $128,830.10
                                                                                                   -----------

                   Other Long Term Assets:
                       Debt Issuance Costs                                      $162,500.07
             Patents (Net of Amortization)                                       $93,247.12
                                                                                                   $255,747.19
                                                                                                   -----------
                                              TOTAL
                                             ASSETS                                                 $504,631.29
                                                                                            ====================

               LIABILITIES

                 Post Petition Liabilities
           Accounts Payable (from Form 2E)                  $605,923.91
                        Less: Pre-Petition                  $588,709.90          $17,214.01
                                                            -----------
                   Accrued Fees & Expenses                                       $14,466.66
                  Accrued Interest Payable                                       $10,433.51
                 Accrued  Wages - Officers                                            $0.00
        Loans & Notes Payable to Directors                                       $21,800.00
           Total Post Petition Liabilities                                                           $63,914.18

                 Pre-Petition Liabilities:
                           Priority Claims
                              Secured Debt                                      $403,950.22
                            Unsecured Debt                                    $1,751,038.57
            Total Pre-Petition Liabilities                                                        $2,154,988.79
                                                 TOTAL
                                           LIABILITIES                                            $2,218,902.97
                                                                                            ====================

              OWNERS' EQUITY

                             Capital Stock                                       $87,826.14
                           Paid-In Capital                                   $21,312,720.30
                           Preferred Stock                                      $500,000.00
                 Preferred Stock Dividends                                     ($86,055.56)
                       Stock Subscriptions                                      $325,000.00
                            Treasury Stock                                    ($563,750.00)
                        Retained Earnings:
                              Pre-Petition                                 ($21,029,172.61)
                  Pre- Petition Net Income
                            (1/1-11/11/02)                                  ($1,986,496.80)
                 Post Petition Net Income
                       (11/12/02-05/31/03)                                    ($274,343.15)
                     TOTAL OWNERS' EQUITY                                   ($1,714,271.68)
             TOTAL LIABILITIES AND OWNERS'
                                    EQUITY                                                          $504,631.29
                                                                                            ====================






     DEBTOR: IN STORE MEDIA SYSTEMS, INC.                  CASE NO. 02-28289 EEB
     ------------------------------------                  ---------------------

        PROFIT AND LOSS STATEMENT

    FOR PERIOD MAY 1 TO MAY 31, 2003

                  Gross Operating Revenue                                           $0.00
  Less: Discounts, Returns and Allowances                                           $0.00

                   Net Operating Revenues                                                                $0.00

                       Cost of Goods Sold                                                                $0.00

                             Gross Profit                                                                $0.00

                      Operating Expenses:
                       Salaries and Wages                                           $0.00
                         Rents and Leases                                         $500.00
                            Payroll Taxes                                           $0.00
                  Advertising & Promotion                                           $0.00
                             Auto Expense                                           $0.00
                             Bank Charges                                          $28.01
                           Contract Labor                                       $4,100.00
           Computer Repairs & Maintenance                                           $0.00
         Employee Incentives/Med Benefits                                           $0.00
                        Equipment Rentals                                           $0.00
                        Insurance Expense                                           $0.00
                          Licenses & Fees                                           $0.00
                  Miscellaneous and Other                                           $0.00
             Office Funishings & Supplies                                          $10.98
                          Payroll Service                                           $0.00
                           Press Releases                                           $0.00
          Regulatory Compliance Exp (SEC,
                                    etc.)                                           $0.00
                Sales and Property Taxes                                            $0.00
                                Telephone                                         $527.63
                      Transfer Agent Fees                                         $112.73
                Trash Removal & Utilities                                         $478.12
                 Travel and Entertainment                                           $0.00

                 Total Operating Expenses                                                            $5,757.47
                  Operating Income (Loss)                                                          ($5,757.47)

              Legal and Professional Fees                                                            $8,631.01
 Depreciation, Depletion and Amortization                                                            $3,700.00
                         Interest Expense                                                           $12,513.94

              Net Operating Income (Loss)                                                         ($30,602.42)

        Non-Operating Income and Expenses
           Other Non-Operating (Expenses)                                           $0.00
         Gains (Losses) on Sale of Assets                                           $0.00
                          Interest Income                                           $0.00
               Other Non-Operating Income                                           $0.00

              Net Non-Operating Income or
                               (Expenses)                                           $0.00

                 Net Income (Loss) Before
                             Income Taxes                                                         ($30,602.42)

     Federal and State Income Tax Expense
                                (Benefit)                                                               $0.00

                        NET INCOME (LOSS)                                                         ($30,602.42)
                                                                                          =====================

     DEBTOR: IN STORE MEDIA SYSTEMS, INC.                  CASE NO. 02-28289 EEB
     ------------------------------------                  ---------------------

   QUARTERLY FEE
    SUMMARY (1)

  MONTH ENDED MAY
     31, 2003

              MONTH                 CASH DISBURSEMENTS (2)                   QUARTERLY FEE DUE            CHECK NO.        DATE
              -----                 ----------------------                   -----------------            ---------        ----

            January                              $5,287.50
           February                              $2,346.87
              March                             $11,074.27
      Total 1st Qtr                             $18,708.64                             $500.00               18076        4/24/03

              April                              $8,157.65
                May                              $2,289.03
               June                                  $0.00
      Total 2nd Qtr                             $10,446.68                               $0.00

               July                                  $0.00
             August                                  $0.00
          September                                  $0.00
      Total 3rd Qtr                                  $0.00                               $0.00

            October                                  $0.00
           November                                  $0.00
           December                                  $0.00
      Total 4th Qtr                                  $0.00                               $0.00

   (1) This summary
  is to reflect the
   current calendar
 year's information
  cumulative to the
         end of the
  reporting period.

   (2) Should agree
  with line 3, Form
               2-B.
  Disbursements are
   net of transfers
 to other debtor in
    possession bank
          accounts.
